Harris Insight Funds

                               B Shares


                     Supplement dated May 27, 2004
         to the A, B and N Shares Prospectus dated May 1, 2004


Effective May 28, 2004, the B Shares of the Harris Insight Funds will be closed to new investment, including by current shareholders. This does not affect the issuance of shares in payment of regular dividend and capital gains distributions or the exchange of B Shares of one Fund for B Shares of another Fund.